Exhibit 99.1

Annual Stockholders’ Meeting May 18, 2011

1 Cloud Peak Energy Inc. Financial Data Cloud Peak Energy Inc. is the sole owner of Cloud Peak Energy Resources LLC. Unless expressly stated otherwise in this presentation, all financial data included herein is consolidated financial data of Cloud Peak Energy Inc. Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations or beliefs, as well as assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A "Risk Factors" of our most recent Form 10-K and any updates thereto in our Forms 10-Q and current reports on Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in our presentation, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes the non-GAAP financial measures of (1) Adjusted EBITDA and (2) Adjusted Earnings Per Share (“Adjusted EPS”). Adjusted EBITDA and Adjusted EPS are intended to provide additional information only and do not have any standard meaning prescribed by generally accepted accounting principles in the U.S., or GAAP. A quantitative reconciliation of net income or net income from continuing operations (as applicable) to Adjusted EBITDA and EPS (as defined below) to Adjusted EPS is found in the tables accompanying this presentation. EBITDA represents net income or net income from continuing operations (as applicable) before (1) interest income (expense) net, (2) income tax provision, (3) depreciation and depletion, (4) amortization, and (5) accretion. Adjusted EBITDA represents EBITDA as further adjusted to exclude specifically identified items that management believes do not directly reflect our core operations. The specifically identified items are the income statement impacts, as applicable, of: (1) the Tax Receivable Agreement and (2) our significant broker contract that expired in the first quarter of 2010. Adjusted EPS represents diluted earnings (loss) per share attributable to controlling interest or diluted earnings (loss) per share attributable to controlling interest from continuing operations (as applicable) (“EPS”), adjusted to exclude the estimated per share impact of the same specifically identified items used to calculate Adjusted EBITDA and described above. Adjusted EBITDA is an additional tool intended to assist our management in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our core operations. Adjusted EBITDA is a metric intended to assist management in evaluating operating performance, comparing performance across periods, planning and forecasting future business operations and helping determine levels of operating and capital investments. Period-to-period comparisons of Adjusted EBITDA are intended to help our management identify and assess additional trends potentially impacting our company that may not be shown solely by period-to-period comparisons of net income or other GAAP financial measures. Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe Adjusted EBITDA and Adjusted EPS are also useful to investors, analysts and other external users of our consolidated financial statements in evaluating our operating performance from period to period and comparing our performance to similar operating results of other relevant companies. Adjusted EBITDA allows investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and depletion, amortization and accretion and other specifically identified items that are not considered to directly reflect our core operations. Similarly, we believe our use of Adjusted EPS provides an appropriate measure to use in assessing our performance across periods given that this measure provides an adjustment for certain specifically identified significant items that are not considered to directly reflect our core operations, the magnitude of which may vary drastically from period to period and, thereby, have a disproportionate effect on the earnings per share reported for a given period. Our management recognizes that using Adjusted EBITDA and Adjusted EPS as performance measures has inherent limitations as compared to net income, EPS or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. Adjusted EBITDA and Adjusted EPS should not be considered in isolation and do not purport to be alternatives to net income, EPS or other GAAP financial measures as a measure of our operating performance. Because not all companies use identical calculations, our presentations of Adjusted EBITDA and Adjusted EPS may not be comparable to other similarly titled measures of other companies. Moreover, our presentation of Adjusted EBITDA is different than EBITDA as defined in our debt financing agreements.

Company Overview 2 Cloud Peak Energy Profile NYSE: CLD (4/25/11) $20.29 Market Capitalization (4/25/11) ~$1.2 billion Total Available Liquidity (3/31/11) $785 million 2010 Revenue $1.4 billion Senior Debt (B1/BB-) $600 million Third largest U.S. coal producer 2010 coal production of 93.8 million tons 2010 proven & probable reserves of 970 million tons Only pure-play PRB coal company Headquartered in Gillette, WY Employs approximately 1,550 people Adjusted EBITDA1 1 Reconciliation tables for Adjusted EBITDA are included in the Appendix Q1 11 Market and Financial Overview

PRB Has Extensive Coal Reserves Spring Creek Mine – MT 2010 Tons Sold 19.3M tons 2010 Proven & Probable Reserves 329M tons Reserve Coal Quality 9,350 Btu/lb Antelope Mine – WY 2010 Tons Sold 35.9M tons 2010 Proven & Probable Reserves 252M tons Reserve Coal Quality 8,850 Btu/lb Cordero Rojo Mine – WY 2010 Tons Sold 38.5M tons 2010 Proven & Probable Reserves 385M tons Reserve Coal Quality 8,425 Btu/lb 3 0 100 mi Legend

4 Top 25 Coal Producing Companies - 2010 Preliminary Incident Rates (MSHA) Source: MSHA. Note: Total Incident Rate = (total number of employee incidents x 200,000) / total man-hours. (1) Cloud Peak Energy has combined Kiewit and Level III Communications data as reported by MSHA. Good Safety Record Indicates Well-Run Operations

5 Strong Environmental Focus Antelope Mine National Excellence in Surface Mining and Reclamation Award from the federal Office of Surface Mining for shrub development on reclaimed lands No Surface Mining Control & Reclamation Act violations since 2002 Outperformed 2010 targets for: Energy use rate reductions GHG emission rate reductions Reclamation rate increases Reclaimed 963 acres in 2010 Total of over 8,000 acres by year-end 2010

6 A Member of the Community Partnerships: Cloud Peak Energy supports significant programs and non-profit organizations in Wyoming and Montana to address identified community needs: Wyoming Wyoming Community Foundation Wyoming Meth Project Youth Emergency Services American Red Cross Montana Montana Meth Project Billings education organizations Youth development groups in Billings Billings health organizations American Red Cross of Wyoming Gary Rivenes with Sen. Michael von Flatern and Wyoming Red Cross representatives

7 Reliable and Productive Operations Improving Coal Load Per Haul Truck Improved asset utilization 4.0% 3.0% 2.0% 1.0% 2007 2010 Tons 300 280 260 240 220 200 180 160 140 120 Payload measurement supports increased payloads Implemented fuel management system Tracks fuel consumption by equipment piece which enables identifying most cost effective engines and drive systems Developed condition monitoring efforts to intercept potentially catastrophic failures Allows for extended life of components and cost savings Implemented cost modeling tool to improve accuracy of maintenance planning Links to our Mine Monitoring & Control system for greater time efficiency

8 Strong Contracted Position with Upside Potential (tons in millions) 1 Includes production from company operated mines. 2011 estimated average realized price per ton: $12.95 (assuming $12.75/ton for 8800 Btu and $11.00/ton for 8400 Btu for indexed sales) 2012 has 62 million tons committed @ $13.15 Contracted Coal - Total Committed Tons (as of 4/25/11)1

First Quarter 2011 9 Revenues up 15% to $357 million Adjusted EBITDA1 up 18% to $82.6 million Asian exports up 12% to 887,000 tons Cash flow from operations $80.2 million Continued excellent safety record – AIFR 0.28 vs. 0.58 FY10 1 Reconciliation tables for Adjusted EBITDA are included in the Appendix.

Historic U.S. Coal Supply by Region 10 (million tons) 2010 U.S. Power Generation by Fuel Source Source: EIA Electric Power Monthly (November 2010) Total U.S. Coal Supply up 6% since 1990 Other basins – down 14% CAPP – down 39% NAPP – down 21% Illinois Basin – down 24% PRB - up 137% Source: MSHA/PIRA Coal 45% Natural Gas 24% Nuclear 20% Hydro-electric Conventional 6% Other Energy Sources 4% Petroleum 1% 1990 1995 2000 2005 2010 est PRB CAPP NAPP ILL B Other

11 Export Driven Production Growth Manage production to meet demand Exports to Asia growing as a percent of total production Sales from Company Operated Mines 90.7 92.8 89.3 90.4 ~ 90.5 ~ 4.0 0.9 3.3 1.6 2007 2008 2009 2010 2011E 93.7 90.7 93.7 90.9 ~ 94.5 Asian Exports North American Delivery (million tons)

Spring Creek – Export Quality Advantage Spring Creek Mine - Montana Coal quality - 9,350 Btu Converts to 4,850 Kcal/kg NAR Premium sub-bituminous coal in the international market. 12 4850 4544 Average Source: Company estimates

13 Spring Creek – Geographic Advantage Spring Creek Mine to Westshore ~1,600 miles, approx. 200 miles closer than SPRB Spring Creek to Ridley 1,902 Miles (CN) Spring Creek to Westshore 1,591 Miles (BNSF) SPRB to Spring Creek 235 Miles (BNSF/UP)

14 Brownfield and Greenfield West Coast Port Expansions and Developments Westshore terminal (Vancouver, BC) expansion from 24 to 33 million tons – currently underway Ridley terminal (Prince Rupert, BC) expansion from 12 to 24 million tons SSA Marine’s Gateway terminal (WA) – potential 24+ million tons Millennium’s Longview terminal (WA) of 5+ million tons Source: Media reports/releases

15 Strategy for Growth Demonstrated outstanding operating metrics Tightly managed cost structure Optimize investments in capital expenditures Generating liquidity for growth opportunities Build from Existing Foundation Optimize Organic Growth Seize Opportunities to Expand Acquire additional reserves for future production Customer demand drives production growth Leverage Spring Creek’s advantageous export position Target acquisition opportunities building on core strengths Develop opportunities to increase high-margin exports to Asia

Successful Bid for WAII North Tract



Antelope Mine
North Tract
350M tons[1]
Ridgerunner Lease
80M tons[2]
South Tract
56M tons[1]
WA II North
WA II South
Leased Coal
Mined Area

- BLM accepted Cloud Peak Energy's bid of $0.85 per ton for 350M[1] tons, $297.7M
- Will facilitate access to an additional 80M tons state lease – Ridgerunner[2]
- North Tract is expected to more than double reserves at the Antelope mine
- Next bid: WAII South Tract – June 15, 2011

[1] BLM estimate of mineable tons. LBA is subject to pending legal challenges against the BLM and Secretary of the Interior by certain environmental organizations.
[2] Company estimate of non-reserve coal deposits.

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17 Looking Forward Efficient operations Indexed/unpriced sales provide opportunity for future pricing upside Continued strong contribution from export sales Strong balance sheet provides financial flexibility Significant cash generation Disciplined capital deployment Proportionally low, long-term operational liabilities

18 Appendices (Cloud Peak Energy Inc.)

19 Reconciliation of Non-GAAP Measures – Adjusted EBITDA (in thousands) Net income $ 26,773 $ 28,762 $ 115,208 Interest income (135) (95) (605) Interest expense 12,218 12,776 46,380 Income tax provision 15,293 6,723 40,552 Depreciation and depletion 25,115 23,707 101,431 Amortization1 — 3,197 — Accretion 3,340 3,318 12,521 EBITDA 82,604 78,388 315,487 Tax Receivable Agreement expense — — 19,669 Expired significant broker contract1 — (8,324) 117 Adjusted EBITDA $ 82,604 $ 70,064 $ 335,273 Three Months Ended March 31, Trailing Twelve Months 2011 2010 1 The impact of the expired significant broker contract on the Statement of Operations is a combination of net income and the amortization expense related to the contract. All amortization expense for the periods presented was attributable to the significant broker contract.

20 Reconciliation of Non-GAAP Measures – Adjusted EBITDA (in thousands) March 31, Year Ended December 31, 2011 2010 2009 2008 2007 2006 Net income $ 26,773 $ 117,197 $ * $ * $ * $ * Net income from continuing operations * * 182,472 88,340 53,789 40,537 Interest income (135) (565) (320) (2,865) (7,302) (3,604) Interest expense 12,218 46,938 5,992 20,376 40,930 38,785 Income tax provision 15,293 31,982 68,249 25,318 18,050 11,717 Depreciation and depletion 25,115 100,023 97,869 88,972 80,133 59,352 Amortization — 3,197 28,719 45,989 34,512 34,957 Accretion 3,340 12,499 12,587 12,742 12,212 10,088 EBITDA 82,604 311,271 395,568 278,872 232,324 191,832 Tax Receivable Agreement expense — 19,669 — — — — Expired long-term broker contract — (8,207) (74,986) (71,643) (72,479) (72,804) Adjusted EBITDA $ 82,604 $ 322,733 $ 320,582 $ 207,229 $ 159,845 $ 119,028 * For 2009 and prior periods, Cloud Peak Energy reported discontinued operations. Accordingly, for such periods, net income from continuing operations is the comparable U.S. GAAP financial measure for Adjusted EBITDA.

21 Diluted earnings (loss) per common share attributable to controlling interest $ 0.44 $ 0.98 $ * $ * $ * $ * Diluted earnings (loss) per common share attributable to controlling interest from continuing operations * * 2.97 1.47 0.90 0.68 Expired significant broker contract — (0.09) (0.49) (0.41) (0.44) (0.44) Tax Receivable Agreement expense — 0.57 — — — — Change in net value of deferred tax assets — 0.16 — — — — Adjusted EPS $ 0.44 $ 1.62 $ 2.48 $ 1.06 $ 0.46 $ 0.24 Weighted-average shares outstanding 60,662,657 34,305,205 60,000,000 60,000,000 60,000,000 60,000,000 Reconciliation of Non-GAAP Measures – Adjusted EPS March 31, Year Ended December 31, 2011 2010 2009 2008 2007 2006 * For 2009 and prior periods, Cloud Peak Energy reported discontinued operations. Accordingly, for such periods, diluted earnings (loss) per share attributable to controlling interest from continuing operations is the comparable U.S. GAAP financial measure for Adjusted EPS.

22 Reconciliation of Non-GAAP Measures – Adjusted EPS Diluted earnings (loss) per common share attributable to controlling interest $ 0.44 $ 0.38 Expired significant broker contract — (0.06) Tax Receivable Agreement expense — — Change in net value of deferred tax assets1 — — Adjusted EPS $ 0.44 $ 0.32 Diluted weighted-average shares outstanding 60,662,657 60,086,558 Three Months Ended March 31, 2011 2010 1 Related adjustments to our deferred tax assets, net of valuation allowance, as a result of the increase in tax agreement liability are recorded through income tax expense.

Questions? 23